Equity Investments (Notes)	9 Months Ended
Sep. 30, 2019
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]
Equity Investments
On October 12, 2018, the Company invested $100.0 million in a related party, Scorpio Tankers, through participation in a public offering on a basis equivalent to other investors. As a result of this investment, the Company became a significant investor in Scorpio Tankers, holding a total of approximately 54.1 million shares of common stock (subsequently adjusted to 5.4 million shares of common stock upon a one-for-ten reverse stock split effected in January 2019), which was approximately 10.9% of the then issued and outstanding shares of Scorpio Tankers. While the Company was not directly invested in Scorpio Tankers, prior to this investment, it shared a number of shareholders, directors and officers (see Note 12, Related Party Transactions), which along with its investment interest indicated its ability to exercise significant influence. Accordingly, this investment is accounted for under the equity method. The Company uses the fair value option in accounting for its investment in Scorpio Tankers based upon the quoted market price of Scorpio Tankers common stock.
On May 31, 2019, the Company invested $1.5 million in 2020 Bulkers in exchange for 166,667 shares of 2020 Bulkers common stock through a private placement. The Company accounts for this investment at fair value using the quoted market price as it does not have the ability to exercise significant influence.
Below is a table of equity investment activity (in thousands):

Balance at December 31, 2018	$92,281
Investment in 2020 Bulkers	1,500
Gain from change in fair value of investment in Scorpio Tankers	68,582
Gain from change in fair value of investment in 2020 Bulkers	22
Balance at September 30, 2019	$162,385

Dividend income from Scorpio Tankers common stock	$1,623